UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 26, 2005
                        --------------------------------
                        (Date of earliest event reported)


                               The Eastern Company
                               -------------------
             (Exact name of Registrant as specified in its charter)


         Connecticut                     0-599                   06-0330020
         -----------                     -----                   ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      incorporation)                Identification No.)


   112 Bridge Street, Naugatuck, Connecticut                    06770
   -----------------------------------------                    -----
   (Address of principal executive offices)                   (Zip Code)


                                 (203) 729-2255
                                 --------------
              (Registrant's telephone number, including area code)




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Section 2 - Financial Information


         ITEM 2.02 - Results of Operations and Financial Condition

               Press Release dated October 26, 2005 announcing the third quarter earnings for 2005 is attached hereto.


Section 7 - Regulation FD.

         ITEM 7.01 - Regulation FD Disclosure

               On October 26, 2005, The Eastern Company released the third quarter of 2005 quarterly earnings. A copy of the Press Release dated October 26, 2005 announcing the third quarter earnings for 2005 is attached hereto.


Section 9 - Financial Statements and Exhibits

         ITEM 9.01 - (c) Exhibits

               (99) Press Release dated  October 26, 2005  announcing  the third quarter earnings for 2005.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       The Eastern Company


Date:  October 26, 2005                By:  /s/John L. Sullivan III
       -----------------               ----------------------------
                                       John L. Sullivan III
                                       Vice President, Secretary & Treasurer